Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

ENERGY EAST CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, Wesley W. von Schack, President, and Kenneth M. Jasinski, Vice President, Controller and Treasurer, of Energy East Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Energy East Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Energy East Corporation.

Dated: May 7, 2004

    /s/Wesley W. von Schack
        Wesley W. von Schack
         Chairman, President &
         Chief Executive Officer

    /s/Kenneth M. Jasinski
        Kenneth M. Jasinski
         Executive Vice President
         and Chief Financial Officer